James Hermiller, MD, FACC, MSCAI St Vincent Medical Group St Vincent Heart Center of Indiana Indianapolis, IN DIDACTIC SESSION: BIORESORBABLE VASCULAR SCAFFOLDS, PART 1 - DEVICES AND EMERGING DATA Colorado Convention Center, Mile High Ballroom 4E-4F, Ballroom Level Tuesday, October 31, 4:43 PM - 4:53 PM Session III. Next Generation Scaffolds Part 1: Design Iterations, Data, and Clinical Development Fantom: A Radio-Opaque “Stent-Like” BRS With Improved Expansion Characteristics Exhibit 99.1

Disclosure Statement of Financial Interest Grant/Research Support Consulting Fees/Honoraria Edwards, Medtronic, Abbott, BSC Edwards, Medtronic, Abbott, BSC Within the past 12 months, I or my spouse/partner have had a financial interest/arrangement or affiliation with the organization(s) listed below. Affiliation/Financial Relationship Company

Fantom®

Sirolimus Eluting Bioresorbable Coronary Scaffold

1st and Only BRS Make with Tyrocore™:

- Uniquely designed for vascular scaffolds
- Derived from naturally occurring tyrosine amino acid
- Bound iodine for radiopacity
- Proprietary, patent protected, and manufactured by REVA Medical



RADIOPAQUE

Procedural accuracy

Accurate lesion coverage

Precise Placement

Full structural assessment



STRONG

Large expansion range

0.75mm for 3.0mm scaffold

Maintains vessel patency



Deliverable

Thin 125µ struts

Lower crossing profile

Improved flexiblity

Single step inflation

Reduced procedure time



BIOCOMPATIBLE

Rapid vessel healing

Vasomotion restoration

tct2017

Cardiovascular Research Foundation

Fantom Ease of Use Features Makes the Implant Procedure Easier 1. Product Instructions for Use. 2. Manufacturer reported data on file at Reva Medical. 3. Tests performed by and data on file at Reva Medical. DES Absorb Fantom Single Step Balloon Inflation1 Higher Expansion Tolerance2 Limit of Expansion over Nominal, 3.0 mm Scaffolds Low Recoil3 Bench testing on 3.0 mm scaffolds in water at 37°C. Lower Crossing Profile2 Visibility Fantom

Fantom's Improved Healing

Thin Struts and High Radial Strength Contribute to Excellent Healing

Reduced Strut Thickness[1]



µm
170
160
150
140
130
120
110
100
157
156
166
125
Absorb
DESolve Nx
Magmaris
Fantom

High Radial Strength[2]



N/mm
0.24
0.16
0.08
0.14
0.17
0.22
Absorb
Magmaris
Fantom

Bench testing on 3.0 mm scaffolds in water at 37°C



Fantom Scaffold



Fantom Healing at 3 Months
Mature, oriented cells; few platelets

PLLA Scaffold



PLLA Scaffold Healing at 3 Months
Mature & immature cells; persistent platelets

1) Values include coating. Absorb, DESolve, Magmaris source: Foin, N. Biomechanical Assessment of Bioresorbable Devices. CRT 2017. Fantom source: Holm, N. REVA Fantom II performance and healing patterns by OCT. REVA Symposium EuroPCR 2017. 2) Radial strength measured at 15% compression. Tests performed by and data on file at Reva Medical.

tct2017
Cardiovascular Research Foundation

FANTOM II Trial Safety & Performance Study for the Fantom Sirolimus-Eluting Bioresorbable Coronary Scaffold

FANTOM II
Study Investigators

- **Australia**
  - Dr. Muller, Dr. Jepson, Dr. Walters
- **Belgium**
  - Dr. De Bruyne
- **Brazil**
  - Dr. Abizaid, Dr. Costa, Dr. Chamie, Dr. Perin
- **Denmark**
  - Dr. Christiansen, Dr. Lassen, Dr. Okkels-Jensen
- **France**
  - Dr. Carrié, Dr. Chevalier, Dr. Fajadet, Dr. Collet
- **Germany**
  - Dr. Weber-Albers, Dr. Naber, Dr. Achenbach, Dr. Frey, Dr. Lutz, Dr. Kische, Dr. Ince, Dr. Brachmann
- **Netherlands**
  - Dr. Amoroso, Dr. Wykrzykowska, Dr. Daemen
- **Poland**
  - Dr. Dudek, Dr. Kochman, Dr. Koltowski, Dr. Lesiak, Dr. Wojdyla

tct2017

Cardiovascular Research Foundation

FANTOM II Study Design and Endpoints Study Design Safety and Performance Trial 240 patients in 2 cohorts 2.5mm to 3.5mm vessels Lesion length ≤ 20mm Angiographic follow-up Cohort A: 6 months 117 Pts. Cohort B: 9 months 123 Pts. Serial imaging sub-studies Cohort A: 24 months (25 Patients) Cohort B: 48 months (25 Patients) Study Population N= 240 Patients 28 Clinical Centers Participating Cohort A (117 Patients) 6 Mo Clinical Follow-up (MACE) Cohort B (123 Patients) 6 Mo Clinical Follow-up (MACE) 6 Mo Angiographic Follow-up (LLL) Includes OCT & IVUS Sub-study @ 24 months 9 Mo Angiographic Follow-up (LLL) Includes OCT & IVUS Sub-study @ 48 months Annual Clinical Follow-up (5 yrs) Annual Clinical Follow-up (5 yrs)

FANTOM II – Cohorts A & B Study Overview and Baseline Characteristics Patient Characteristics (N=240) Patient Age (average years) 62.7 ± 10.1 Male 70.4% Diabetes 23.8% Current/Former Smoker 59.6% Hypertension 73.8% Hyperlipidemia 70.8% Prior PCI 43.8% Prior CABG 2.9% Prior MI 26.3% Recent LVEF <40% 0.0% (N=231) Study Population N= 240 Patients 28 Clinical Centers 6 & 9 Month Follow-up Clinical & Imaging 12 Month Follow-up Clinical Angiographic (cohort A N=100) (cohort B N=105) OCT (cohort A N=73) (cohort B N= xx) IVUS (cohort A N=45) (cohort B N = 27) 24 Month Follow-up Clinical Imaging Sub-set Annual Follow-up Through 5 years

FANTOM II – Cohorts A & B

Lesion Characteristics and Procedural Outcomes

Lesion Characteristics

Target Lesion Location (n=238)[1]	
LAD	48.7% (116)
LCX	31.3% (74)
RCA	20.2% (48)
ACC/AHA Lesion Class (n=238)[1]	
Type A	18.5% (44)
Type B1	49.6% (118)
Type B2	29.4% (70)
Type C	2.5% (6)

(1) Two pre-procedure angiograms were not available

Initial Outcomes

Acute Procedural Outcomes	
Acute Technical Success (1)	95.8%
Acute Procedural Success (2)	99.1%
Clinical Procedural Success (3)	99.6%

(1) Defined as successful delivery and deployment of the intended scaffold in the intended lesion without device related complications.

(2) Defined as acute technical success (see definition above), resulting in a residual stenosis of ≤50 percent with no immediate (in-hospital) MACE.

(3) Defined as acute procedural success (see definition above), with no MACE thirty days post-intervention and with a final diameter stenosis ≤50 percent.

tct2017

Cardiovascular Research Foundation

FANTOM II – Cohort A & B Safety Results Components of 6-Month Primary Endpoint (modified ITT): non-Hierarchical 6 Month (n = 240) 12 Months (n = 240) MACE 2.1% (5) 4.2% (10) Cardiac Death 0.4% (1)1 0.8% (2)1,2 MI 1.3% (3) 1.3% (3) Clinically Driven TLR 0.8% (2) 2.5% (6) * As adjudicated by an independent Clinical Events Committee One patient died between 0-6 months. Exact cause of death not determined. Patient died at home 4 weeks after subsequent TAVI procedure. One death occurred between 6-12 months. Patient was reported to have died of COPD by treating physician but cardiac relation could not be excluded. 24 Month Ongoing (N = 125) 5.6% (7) 0.8 (1)2 2.4 (3) 3.2 (4) Preliminary Interim Data set

FANTOM II – Cohort A & B Safety Results * As adjudicated by an independent Clinical Events Committee Definite or Probable Scaffold Thrombosis Acute (0 – 1 day) 0.0% (0) Sub-acute (2 – 30 days) 0.4% (1) Late (31 – 365 days) 0.0% (0) Very Late (>365 days) - Interim data set 1 event All 240 patients beyond 18 months - 125 patients beyond 24 months of follow-up

FANTOM II Angiographic – QCA Results In-Scaffold Analysis Baseline (n=238)1 Cohort A – 6 Mo. (n=100) RVD (mm) 2.71 ± 0.37 2.70 ± 0.36 MLD (mm) 0.82 ± 0.31 2.23 ± 0.41 Diameter Stenosis (%) 69.5 ± 11.0 15.3 ± 15.2 Acute Gain (mm) 1.68 ± 0.41 Acute Recoil (%) 4.0 ± 8.32 Mean LLL (mm) 0.25 ± 0.40 In-Segment Analysis Mean LLL (mm) 0.17 ± 0.34 Baseline angiographic data was not available for two enrolled patients N = 156 patients available for recoil analysis Cohort A – 24 Mo. (Subset n=25) 2.64 ± 0.35 2.14 ± 0.55 16.9 ± 20.3 0.25 ± 0.56 0.21 ± 0.52 Preliminary Interim Data Set

FANTOM II Long Term Follow-up Case Sample Female, 63 years old No angina, 50% LVEF, no family history of CAD Hypertension, Hyperlipidemia, non-smoker Prior PCI/DES May 14, 2015 in prox CX (MI May 10, 2015) 80% stenosis of the mid-LAD Treated with a 3.0 x 18mm Fantom scaffold Enrollment and Follow-up History Treated with a 3.0 x 18mm Fantom scaffold :July 28, 2015 6M Follow-up with Imaging:March 1, 2016 12M Follow-up (clinical only):July 28, 2016 24M Follow-up with Imaging: August 28 2017

FANTOM II Long Term Follow-up Case Sample Index - Pretreatment Index – Post Implant Follow-up 6 Mo. Follow-up 24 Mo. Procedure Details Pre-dilation performed BSC Maverick 2.5 x 15mm balloon Fantom Scaffold implant 3.0 x 18mm Fantom deployed at 14atm Post Dilation Performed 3.25 x 6mm NC Sprinter to 16atm

FANTOM II Long Term Follow-up Case Sample Index – Post Implant Follow-up 6 Mo. Follow-up 24 Mo.

FANTOM Program Clinical Summary Fantom offers new and clinically important features Ease-of-use Radiopacity with complete scaffold visibility Low crossing profile with high flexibility Single-step inflation, no special handling requirements Favorable expansion profile Thin struts and radial strength to facilitate vessel healing Data demonstrates continued safety through 24 mo. Low MACE Rate (5.6%) Imaging sub-study shows sustained results No change in average late lumen loss from 6 to 24 months No evidence of late or chronic scaffold recoil

Fantom Global Clinical Program

Fantom Product Evolution Next Generation: Fantom Encore Thinner struts without compromising radial strength 95 micron on 2.5 mm diameter No changes to TyrocoreTM polymer composition or scaffold design Improved polymer processing and manufacturing technique European approval and launch anticipated in 2018 Diameter Fantom Fantom Encore 2.5 mm 125 µm 95 µm 3.0 mm 125 µm to be announced 3.5 mm 125 µm to be announced

Thank you!